                                                                    Exhibit 10.6
                              AMERITECH - ILLINOIS
                          Structure License Agreement

This Agreement, effective the 14th day of November, 1996 between Ameritech, hereinafter called Licensor, and 21st Century Cable TV, Inc., located at 455 N. Cityfront Plaza Drive, #2950 in Chicago, Illinois hereinafter called Licensee.

                                  WITNESSETH:


Whereas, Licensee proposes to furnish communication services in the municipality of Chicago, Illinois.

Whereas, Licensee will need to place and maintain aerial and/or underground communications facilities within the area described above and desires to place such communications facilities on poles and/or in the conduit system of Licensor; and,

Whereas, Licensor is willing to permit to the extent it may lawfully do so, the placement of said communications facilities on or within Licensor's facilities where reasonably available and where such use will not interfere with Licensor's service requirements or the use of its facilities by others.

Now therefore, in consideration of the mutual covenants, terms and conditions herein contained, the parties do hereby mutually covenant and agree as follows:

                                   ARTICLE I
                                  DEFINITIONS
                           As used in this Agreement:

A.   ANCHOR ROD

A metal rod connected to an anchor and to which a guy strand is attached. Also known as, a "guy rod".

B.   AMERITECH

As used herein "AMERITECH" means Illinois Bell Telephone Company aka Ameritech - Illinois, a corporation organized and existing under the laws of the State of Illinois, having its principal office in the City of Chicago, Illinois.

C.   CONDUIT

A structure containing one or more ducts.

D.   CONDUIT SYSTEM

Any combination of ducts, conduit(s), and manholes joined to form any integrated system but not including cable vaults or buildings owned or controlled by Licensor or in the Licensor's remote terminals or controlled environmental vaults..

E.   DUCT

A single enclosed raceway for communications cables.

F.  GUY STRAND

A metal cable of high tensile strength which is attached to a pole and anchor rod (or another pole) for the purpose of reducing pole stress.

G.  INNERDUCT

Normally a 1 - 1/4" or 1" duct placed in groups of 2 or 3 inside a larger duct.

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H.  JOINT OWNER

A person, firm or corporation having an ownership interest in a pole and/or anchor rod with Licensor.

I.   JOINT USER

A party who owns poles or anchor rods to which Licensor is extended or may hereafter be extended joint use privileges or to whom Licensor has extended or may hereafter extend joint use privileges of Licensor's poles or anchor rods.

J.   LICENSEE

A person, firm, corporation or entity which is a telecommunications carrier, as defined in 220 ILCS 5/13-202 or the owners of a cable television system as defined in 47 U.S.C. sec 522(5).

K.   LICENSEE'S COMMUNICATIONS FACILITIES

The cables and associated equipment and hardware utilized by Licensee in providing communications service and located between Licensee-provided terminal equipment and/or patron-provided terminal equipment.

L.   LICENSOR'S POLES

Poles owned by Licensor in whole or in part.

M.  MANHOLE

An opening in a conduit system which persons may enter for the purpose of installing and maintaining communications facilities.

N.  MAKE-READY WORK

The work required (including field survey, rearrangement and/or transfer of existing facilities on a pole or in a conduit system, replacement of a pole or any other changes) to

                                      -3-
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accommodate Licensee's communication facilities on Licensor's poles or in
Licensors conduit system.

O.   OTHER LICENSEE

Any entity, other than Licensee herein or a Joint User, to whom Licensor has or hereafter shall extend the privilege of attaching communications facilities to Licensor's poles or occupying Licensor's conduit system.

P.   PATRON

A person, firm or corporation who receives Licensee's communications service.

Q.   POLE ATTACHMENT

Any item of Licensee's communication facilities in direct contact with Licensors pole.

R.   SUSPENSION STRAND

A metal cable of high tensile strength attached to pole and used to support communications facilities. Also known as "messenger".


                                   Article II

                               Scope of Agreement

A. Subject to the provisions of this Agreement, Licensor agrees to issue to Licensee for any lawful communications purpose, revocable, non-exclusive permits authorizing the attachment of Licensee's communications facilities to Licensor's poles.

B. Subject to the provisions of this Agreement, Licensor agrees to issue to Licensee for any lawful communications purpose, revocable, non-exclusive Permits authorizing the placing of Licensee's communications facilities in Licensors conduit system.

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C.   Nothing contained in this Agreement shall be construed to compel Licensor to construct, retain, extend, place or maintain any pole, or other facilities not needed for Licensor's own service requirements.

D. Nothing contained in this Agreement shall be construed as a limitation, restriction, or prohibition against Licensor with respect to any agreement and/or arrangement which Licensor has heretofore entered into, or may in the future enter into, with others not parties to this Agreement regarding the poles and conduit systems covered by this Agreement. The rights of Licensees shall at all times be subject to any such existing agreement and/or arrangement.

E.   This Agreement may be subject to approval by the Illinois Commerce
     Commission.


                                  Article III

                               Fees and Charges

A. Licensee agrees to pay to Licensor the fees and charges as specified herein and in accordance with the terms and conditions of Appendix 1, attached hereto and made a part hereof.

B. Nonpayment of any amount due under this Agreement shall constitute a default of this Agreement.

C. Licensee shall furnish bond in a form of satisfactory to Licensor or other satisfactory evidence of financial security in such amount as Licensor from time to time may require, in an initial amount of $*** for each municipality to guarantee the performance of all of Licensee's obligations hereunder. The amount of the bond or financial security shall not operate as a limitation upon the obligations of the Licensee hereunder.

D. At the expiration of one year from the date of this agreement, and at the end of every six month period thereafter, changes in the amount of the fees and charges specified in Appendix I may be made by Licensor upon one month prior written notice to Licensee, and Licensee agrees to pay such changed fees and charges.

--------------
*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.

     Notwithstanding any other provision of this Agreement, Licensee may terminate this agreement at the end of such notice period if the change in fees and charges is not acceptable to Licensee, by giving Licensor written notice of its election to terminate this Agreement at least 15 days prior to the end of such notice period.

E. Changes or amendments to Appendix I shall be effected by the separate execution of Appendix I as so modified. The separately executed Appendix I shall become a part of and be governed by the terms and conditions of this Agreement.

                                   Article IV

                                Advance Payment

A. Licensee shall make an advance payment to the Licensor unless alternative methods have been negotiated prior to:

           1. any undertaking by Licensor of a field survey in an amount specified by Licensor sufficient to cover the estimated charges for completing such field survey.

           2. any performance by Licensor of any make-ready work required in an amount specified by Licensor sufficient to cover the estimated charges for completing the required make-ready work.

B. The amount of the advance payment required will be credited against the charge for such field survey and/or make-ready work.

C. Where the advance payment made by Licensee to Licensor for field survey or make ready work is less than the charge for such work, Licensee agrees to pay Licensor all sums due in excess of the amount of the advance payment.

D. Where the advance payment made by Licensee to Licensor for field survey or make ready work exceeds the charge for such work, Licensor shall refund the difference to Licensee.

                                   Article V

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

                                 Specifications

A. Licensee's communications facilities shall be placed and maintained in accordance with the requirements and specifications of the latest edition of the Bell System Manual of Construction Procedures (Blue Book), the National Electrical Code (NEC), the National Electrical Safety Code (NESC), the rules and regulations of the Occupational Safety and Health Act (OSHA) and General Order 160 of the Illinois Commerce Commission or any governing authority having jurisdiction over the subject matter. Where a difference in specifications may exist, the more stringent shall apply.

B. If any part of Licensee's communications facilities is not so placed and maintained and Licensee has not corrected the violation within 15 days from the date of written notice thereof from Licensor, Licensor may in addition to any other remedies Licensor may have hereunder, remove Licensee's communications facilities from any or all of Licensor's poles or perform such other work and take such other action in connection with said communications facilities that Licensor's employees or performance of Licensor's service obligations at the cost and expense to Licensee in accordance with Appendix I and without any liability on the part of Licensor, provided, however, that when in the sole judgment of Licensor such a condition may endanger the safety of Licensor's employees or interfere with the performance of Licensor's service obligations, Licensor may take such action without prior notice to Licensee.


                                   Article VI

                               Legal Requirements

A. Licensee shall be responsible for obtaining from the appropriate public and/or private authority any required authorization to construct, operate and/or maintain its communications facilities on public and private property at the location of Licensor's pole and conduit system which Licensee uses. Licensor reserves the right to terminate an existing Permit or refuse to grant a new Permit where such evidence is unsatisfactory.

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B.   The parties hereto shall at all times observe and comply with, and the provisions of the Agreement are subject to, all laws, ordinances, regulations and use restrictions which in any manner affect the rights and obligations of the parties hereto under this Agreement, so long as such laws, ordinances, regulations, or restrictions remain in effect.

C. No Permit granted under this Agreement shall extend to any of the Licensor's poles or conduit system where the placement of Licensee's communications facilities would result in a forfeiture of the rights of Licensor, Joint Owners or Joint Users, to occupy the property on which such poles or conduit system are located. If the existence of Licensee's communications facilities on Licensor's pole or in Licensor's conduit system would cause a forfeiture of the right of the Licensor, Joint Owners or Joint Users, or all to occupy such property, Licensee agrees to remove its communications facilities forthwith upon notification by Licensor. If said communications facilities are not so removed, Licensor may perform and/or have performed such removal without liability on the part of Licensor and Licensee agrees to pay Licensor, Joint Owners or Joint User or all, the cost thereof and for all losses and damages that may result.

                                  Article VII

                              Issuance of Permits

A. Before Licensee shall attach to any pole and/or occupy any duct of Licensor. Licensee shall make Application for and have received an appropriate permit. (Appendix III, Forms P-1 and P-2 and/or C-1 through C-
     2).

B. Licensee agrees to limit filing of Applications for Pole Attachment Permits (Appendix III, Forms Pl and P2) to include not more than 300 poles on any one Application and 1500 poles on all Applications which are pending approval by Licensor at any one time. Such limitations will apply to Licensor's poles located within a single plant construction district of Licensor. Licensee further agrees to designate a desired priority of completion of the field survey and make-ready work for each Application relative to all other of its Applications on file with Licensor at the same time.

                                  Article VIII

                            Make-Ready Requirements


A.   Pole

     1. When an Application for Pole Attachment Permit is submitted by Licensee a field survey will be required for each pole for which attachment is requested to determine the adequacy of the pole to accommodate Licensee's communications facilities. Licensor will advise the Licensee will advise the Licensee in writing of the estimated charges that will apply for such field survey. (Appendix III, Form A-1, Authorization for Field Survey/Make-Ready Work).

     2. The field survey may be performed jointly by representatives of Licensor, Joint Owner and/or Joint User and Licensee.

     3. Licensor reserves the right to refuse to grant a Pole Attachment Permit for attachment to a pole when Licensor determines that the communications space on such pole is required for its exclusive use or that of a governmental entity with pole attachment rights and that the pole may not reasonably be rearranged or replaced to accommodate Licensee's communications facilities.

     4. In the event Licensor determines that a pole to which Licensee desires to attach is inadequate or otherwise needs rearrangement of the existing facilities thereon to accommodate the Licensee's communications facilities. Licensor will advise the Licensee in writing of the estimated make-ready charges that will apply (Appendix III, Form A-1, Authorization for Field Survey/Make-Ready Work). Licensee shall have 30 days from the date of said Form A-1 to indicate its authorization for completion of the required make-ready work and acceptance of the resulting charges.

     5. Any required make-ready work will be performed following receipt by Licensor of completed Form A-1. Licensee shall pay Licensor for all make-ready work completed in accordance with the provisions of this Agreement and shall also reimburse the owner(s) of other facilities attached to said poles for any expense incurred by it or them in transferring or rearranging the facilities

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

        of such other owners to accommodate Licensee's pole attachment. Licensee shall not be entitled to reimbursement of any amounts paid to Licensor for pole replacements or for rearrangement of facilities on Licensor's poles by reason of the use by the Licensor or other authorized user(s) of any additional capacity resulting from such replacement or rearrangement.

     6. Should Licensor, a Joint Owner or a Joint User or a governmental entity with pole attachment rights, for its own service requirements, need to attach additional facilities to any of Licensor's poles, to which Licensee is attached, Licensee's will either rearrange its communications facilities on the pole or transfer them to a replacement pole as determined by Licensor so that the additional facilities of Licensor, Joint Owner or Joint User [or governmental entity] may be attached. The rearrangement or transfer of Licensee's communications facilities will be made at Licensee's sole expense.

    10. Permit Applications received by Licensor from two or more Licensees for accommodations on the same pole will be processed by Licensor in attachment accordance with the procedures detailed in Appendix II attached hereto.

    11. Whenever it is necessary for Licensor to replace its pole to accommodate Licensee's communications facilities, Licensor may grant Licensee the option. where possible and acceptable to Joint Owner or Joint User, to become the owner of the pole upon payment of all replacement costs on a fully installed basis. This option is subject to the further conditions that:

               a. Licensee grants Licensor and any Joint Owner or Joint User the right to attach their respective facilities to such replacement pole upon the same terms and conditions as set forth in this Agreement and

               b. that any governmental entity having attachment rights to Licensor's pole shall be granted similar attachment rights under the same terms and conditions as apply to the pole being replaced.

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

    12. Should Licensee exercise these options and become the pole owner, it agrees to maintain the pole in a safe and serviceable condition for all attachees to the pole for as long as Licensee owns an interest in the pole.

B.   Anchor Rod

     1. Licensee may attach its guy strand to Licensor's existing anchor rod at no charge where Licensor determines that adequate capacity is available; provided that Licensee agrees to secure any necessary right-of-way therefore from the appropriate property owner.

     2. Should Licensor, Joint Owner or Joint User attached to the anchor rod, need for its own service requirements to increase its load on the anchor rod to which Licensee's guy is attached, Licensee will either rearrange its guy strand on the anchor rod or transfer it to a replacement anchor as determined by Licensor.

        The cost of such rearrangement and/or transfer, and the placement of a hew or replacing anchor will be at the sole expense of Licensee agrees to pay.

     3. If Licensee does not rearrange or transfer its guy strand within 15 days following the date of written notice from Licensor regarding such requirement, Licensor, Joint Owner or Joint User may perform, or have performed, the work involved and Licensee agrees to pay the full costs thereof.

C.   Conduit System

     1. When an Application for Conduit Occupancy Permit (Appendix III, Form C-l) is submitted by Licensee a record check by the Licensor will be required to determined the availability of the conduit system to accommodate Licensee's communications facilities. Licensor will advise the Licensee in writing of the estimated charges that will apply for field verification and make ready work required. (Appendix III, Form A-1, Authorization for Field Survey/Make-Ready Work).

     2. The Licensor retains the right, in its sole judgment, to determine whether such requested space is or is not available. The Licensor will notify the Licensee if the requested space is not available.

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

     3. If, in the Licensor's sole discretion, the requested space may be made available by rearrangement of the existing communications facilities therein, Licensor will advise the Licensee in writing of the estimated make-ready charges that will apply (Appendix III, Form A-1, Authorization for Field Survey Make-Ready Work). Licensee shall have 30 days from the date of said Form A-1 to indicate its authorization for completion of the required make-ready work and acceptance of the resulting charges.

     4. Should Licensor [or governmental entity with whom Licensor has an agreement granting such entity priority access to and occupancy of Licensor's conduit system] need, for its own service requirements, any of the space occupied by Licensee's communications facilities in Licensor's conduit system and, if Licensor advises Licensee that Licensee's communications facilities can be accommodated otherwise in Licensor's conduit system, Licensee shall be required to rearrange its communications facilities in the manner designed by the Licensor and at the expense of Licensee. If Licensee has not so rearranged its communications facilities within 15 days of the date of written notice from Licensor requesting such rearrangement, Licensor may perform to have performed such rearrangement without any liability on the part of the Licensor and Licensee agrees to pay the costs thereof.

D. In performing all make-ready work to accommodate Licensee's communications facilities. Licensor will endeavor to include such work in its normal work load schedule.


                                Article IX

       CONSTRUCTION, MAINTENANCE AND REMOVAL OF COMMUNICATIONS FACILITIES

A. Licensee may attach to the poles of the Licensor or place in the conduit systems of the Licensor, only those Licensee communication facilities authorized to be attached or placed in the Permit issued under Article VII, above. Licensee shall not attach to the poles of the Licensor or place in the conduit or trench systems of the Licensor, any Licensee communications facilities not authorized to be attached or placed in a Permit issued under
     Article VII.  Licensee shall not modify,
     supplement, add to or rearrange any Licensee communications facilities attached to the poles of the Licensor, or placed in the conduit of the Licensor, without having first been issued a Permit by the Licensor under
     Article VII.

B. Licensee shall, at its own expense, construct and maintain its communications facilities on Licensor's poles and in Licensor's conduit system in a safe condition and in a manner acceptable to Licensor, so as not to conflict with the use of the Licensor's poles or conduit system by Licensor or other authorized user's facilities attached thereon or placed therein. Licensee shall include in its installation of facilities appropriate permanent labels or other identification to all cables and equipment placed on Licensor's poles and in Licensor's conduit system.

C. Licensor shall specify the point of attachment on each of Licensor's poles to be occupied by Licensee's communications facilities. Where multiple Licensee's attachments are involved, Licensor will attempt to the extent practical, to designate the same relative position on each pole for each Licensee's communications facilities.

D. Licensee shall provide written notification to Licensor and obtain specific written authorization from Licensor before relocating or replacing its communication facilities on Licensor's poles.

E. Licensee's communications facilities shall be placed in, maintained, removed from, relocated or replaced in Licensor's conduit system only when specified authorization for the work to be performed and approval of the party to perform such work has been obtained in advance from Licensor. Licensor retains the right to specify what, if any, work shall be performed by Licensor at Licensee's expense.

F. In each instance where Licensee's communications facilities are to be placed in Licensor's conduit system, Licensor shall designate the particular duct the cable will occupy, the location where and manner in which Licensee's cables will enter and exit Licensor's conduit system, the racking of cables in the manhole and the specific location for any associated equipment to be located in the conduit system, Licensor reserves the right to include or limit the type, number and size of Licensee's communications facilities which may be placed in Licensor's conduit system.

G. Licensor's manholes shall be opened only at permitted by Licensor's authorized employees or agents. Licensee shall be responsible for obtaining any necessary permits from appropriate authorities to open manholes and conduct work operations. Licensee's employees, agents or contractors will be permitted to enter or work in Licensor's manholes only when an authorized agent or employee of Licensor is present. Licensor's said agent or employee shall have the authority to suspend Licensee's work operations in and around Licensor's manholes if, in the sole discretion of said agent or employee, any hazardous conditions arise or any unsafe practices are being followed by Licensee's employees, agents or contractors. Licensee agrees to pay Licensor the charges, as determined, in accordance with the terms and conditions of Appendix 1, for having Licensor's agent or employee present when Licensee's work is being done in and around Licensor's manholes. The presence of Licensor's authorized agent or employee shall not relieve Licensee of its responsibility to conduct all of its work operations in and around Licensor's manholes in a safe and workman like manner, in accordance with the terms of Article V.

H. Licensor may when it deems an emergency to exist, rearrange, transfer or remove Licensee's communications facilities attached to Licensor's poles or occupying Licensors conduit system without incurring any liability on the part of the Licensor. As soon as practicable thereafter, Licensor will endeavor to arrange for reacommodation of Licensee's communication facilities so affected. Licensee agrees to pay Licensor for all expense incurred by Licensor in connection with such rearrangement, transfer, removal and reacommodation.

I. If necessary to accommodate the facilities of a subsequent Licensee, Licensee shall, at Licensor's direction but at the expense of the subsequent Licensee, rearrange its facilities on a pole, or transfer its facilities to a replacement pole.

J. Licensee shall be liable for and shall pay for any rearrangements or transfers of the facilities of the Licensor, a Joint Owner or Joint User, a governmental entity or other Licensee which is required due to a violation by Licensee of one or more of the requirements or specifications identified in Section A of Article V.

K. Licensor may, but is not required to, transfer, or have transferred, Licensee's facilities from poles on which such facilities are attached to poles requiring replacement. Licensor shall have no liability to Licensee for any such transfer. If the Licensor elects not to transfer Licensee's facilities due to safety considerations,

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     Licensor shall notify Licensee in writing and Licensee shall transfer such facilities, at its sole costs and without any abatement of the Facility Transfer Fee.

L. If Licensee shall fail to complete any rearrangement or transfer required hereunder within 15 days after the date of written notice from Licensor requesting such rearrangement or transfer, Licensor, or a Joint Owner or Joint User, may perform or have performed such rearrangement or transfer without liability on the part of Licensor or the Joint User or Joint- Owner and Licensee agrees to pay the cost thereof.

M. Licensee, at is expense will remove its communications facilities from Licensor's pole(s) or duct(s) within 30 days after

          1 termination of the Permit covering such pole attachment or conduit occupancy or

          2. the date Licensee substitutes for communications facilities in one duct with facilities in another duct or ducts.

     If Licensee falls to remove its communications facilities within such periods as specified preceding, Licensor shall have the right to remove such facilities at Licensee's expense and without any liability on the part of the Licensor.

     Licensee shall advise Licensor in writing as to the date on which the removal of its communications facilities from each Licensor pole and/or portion of conduit system has been completed.

                                   ARTICLE X

                            Termination of Licenses

A. Any Permit issued under this Agreement shall automatically terminate when Licensee or Licensor ceases to have authority to construct and operate its communications facilities on public or private property at the location of the particular pole or duct covered by the Permit.

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

B. Licensee may at any time surrender its Permit and remove its communications facilities from a pole or portion of a conduit system by giving Licensor written notice of such intention (Appendix III, Form E and F). Once Licensee's communications have been removed they shall not again be attached to such pole or be placed in the same portion of the conduit system until Licensee has complied with all provisions of this Agreement as though no previous Permit has been issued.


                                   ARTICLE XI
               Inspection of Licensee's Communications Facilities

A. Licensor reserves the right to make periodic inspections of any part of Licensee's communications facilities and guying attached to Licensor's poles or occupying Licensor's conduit system, and Licensee shall reimburse Licensor for the expense of such inspections. Any charge imposed by Licensor for such inspections shall be in addition to any other sums due to payable by Licensee under this Agreement.

B. The frequency and extend to such inspections by Licensor will depend primarily upon Licensee's performance in relation to the requirements of Articles V, VII and IX herein.

C. Licensor will give Licensee advance written notice of such inspections, except in those instances where, in the sole judgment of Licensor, safety considerations justify the need for such an inspection without the delay of waiting until a written notice has been forwarded to Licensee.

D. The making of periodic inspections or the failure to do so shall not operate to relieve Licensee of any responsibility, obligation or liability assumed under this Agreement.


                                  ARTICLE XII

                      Unauthorized Attachment or Occupancy

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

A. If any of Licensee's communications facilities shall be found attached to Licensor's poles or in Licensor's conduit system for which no Permit is outstanding, Licensor, without prejudice to its other rights or remedies under this Agreement (including termination) or otherwise, may Impose a charge and require Licensee to submit in writing, within 15 days after the date of written notification from Licensor or the unauthorized attachment or occupancy, a pole attachment or Conduit occupancy Permit Application.
     If such Application is not received by the Licensor within the specified time period, Licensee shall remove its unauthorized attachment or occupancy with 15 days of the final date for submitting the required Application, or Licensor may remove Licensee's communications facilities without liability, and the expense of such removal shall be borne by Licensee.

B. For the purpose of determining the applicable charge, absent satisfactory evidence to the contrary, the unauthorized pole attachment or conduit occupancy shall be treated as having existed for a period of two year(s) prior to its discovery or for the period beginning with the date on which Licensee was initially authorized to attach facilities of the same communications system to poles or occupy the conduit system, whichever period shall be the shorter; and the fees and charges as specified in Appendix 1, shall be due and payable forthwith whether or not Licensee is permitted to continue the pole attachment or conduit occupancy.

C. No act or failure to act by Licensor with regard to said unlicensed use shall be deemed as a ratification or the licensing of the unlicensed use; and if any Permit should be subsequently issued, said Permit shall not operate retroactively or constitute a waiver by Licensor of any of its rights of privileges under this Agreement or otherwise; provided, however, that Licensee shall be subject to all liabilities, obligations and responsibilities of this Agreement in regard to said unauthorized use from its inception.

                                  ARTICLE XIII

                                Licensor's Lien

Should Licensor under any applicable Article of this Agreement remove Licensee's communications facilities from Licensor's poles or conduit system, Licensor will deliver to Licensee the communications facilities so removed upon payment by Licensee of the cost of removal, storage and delivery and all other amounts due Licensor hereunder.

In the event Licensor terminates this Agreement in accordance with Article XIX, Subparagraph B, then Licensor is granted a lien on Licensee's communications facilities occupying Licensor's conduit system or attached to Licensor's poles or removed therefrom, with power of public or private sale, to cover any amounts due Licensor under the provisions of this Agreement. Such liens shall not operate to prevent Licensor from pursuing, at its option, any other remedy in law, equity or otherwise including any other remedy provided for in this Agreement.


                                  ARTICLE XIV

                             Liability and Damages

A. Licensor reserves to itself, its successors and assigns, the right to locate and maintain its poles and conduit system and to operate its facilities in conjunction therewith in such a manner as will best enable it to fulfill its own service requirements. Licensor shall not be liable to Licensee for any interruption of Licensee's service or for interference with the operation of Licensee's communications facilities, or for any special, indirect, or consequential damages arising in any manner, including Licensor's negligence, out of the use of Licensor's pole or conduit systems or Licensor's actions or omissions in regard thereto and Licensee shall indemnify and save harmless Licensor from and against any and all claims, demands, causes of action, costs and attorneys fees of whatever kind resulting therefrom.

Licensor shall exercise precaution to avoid damaging the communications facilities of the Licensee; make an immediate report to the Licensee of the occurrence of any such damage caused by Licensor's employees, agents or contracts and agrees to reimburse the Licensee for all costs incurred by the Licensee to repair such damaged facilities.

B. Licensee shall exercise precaution to avoid damaging the facilities of Licensor and of others attached to Licensors pole or placed in Licensor's conduit system, and Licensee assumes all responsibility for any and all loss from such damage caused by Licensee's employees, agents or contractors.

Licensee shall make an immediate report to Licensor and any others attached to Licensor's poles or conduit system occupant of the occurrence of any such damage and agrees to reimburse the respective parties for all costs incurred in making repairs.

C. Licensee shall indemnify, protect and save harmless Licensor from and against any and all claims, demands, causes of action and costs (including attorney fees) for damages to property and injury or death to persons, including payments made under any Workman's Compensation Law or under any plan for employee's disability and death benefits, which may arise out of or be caused by the erection, maintenance, presence, use of removal of Licensee's communications facilities or by their proximity to the facilities of the parties attached to Licensors poles or placed in Licensors conduit system, or by any act or omission of Licensee's employees, agents or contractors on or in the vicinity of Licensor's poles or conduit system.

D. Licensees shall indemnify, protect and save harmless Licensor from any and all claims, demands, causes of action, costs (including attorney fees) of whatever kind which arise directly or indirectly from the construction and operation of Licensee's communications facilities, including taxes, special charges by others, claims and demands for damages or loss for infringement of copyright, for libel and slander, for unauthorized use to television broadcast programs and other program material, and from and against all claims and demands for infringement of patents with respect to the manufacture, use and operation of Licensee's communications facilities in combination with Licensor's poles, conduit system or otherwise.

E. In the event Licensor is named as a party in any legal or quasi legal proceeding wherein Licensee's occupation of property is disputed or challenged, Licensee agrees to reimburse Licensor its full cost of participation therein including attorney's fees.

F. In those circumstances where a property owner demands that Licensor relocate facilities located on property and such demand for relocation is precipitated, in whole or in part, by the activities of the Licensee on the owner's property or by the attachment of Licensee's communication facilities to the Licensor's poles or placement of Licensee's communication facilities in Licensee's conduit (or trench system), and Licensor, in
                                      ------------------
     response to such demand, relocates such facilities to avoid the owners property, Licensee shall pay the Licensor's costs of such relocation.

                                   ARTICLE XV
                                   Insurance

A Licensee shall carry insurance (including contractual liability coverage) issued by an insurance carrier satisfactory to Licensor to protect the parties hereto from and against any and all claims, demands, causes of actions, judgments, cost (including attorneys fees), expenses and liabilities of every kind and nature which may arise or covered in Article XIV preceding.

B.   The amounts of such insurance:

           1 against liability due to damage to property shall be not less than *** as to any one occurrence and *** aggregate, and

           2. against liability due to injury to or death of persons shall not be not less than *** as to any one person and ***, aggregate.

C. Licensee shall also carry such insurance as will protect it from all claims under any Workman's Compensation Law in effect that may be applicable to it.

D. Licensee shall submit to Licensor certificates by each company insuring Licensee to the effect that it has insured Licensee for all Liabilities of Licensee covered by the Agreement and that it will not cancel or change any such policy of insurance Licensee except after 60 days' written notice to Licensor.

E. All insurance must be effective before Licensor will authorize Licensee to attach its communications facilities in Licensor's conduit system and shall remain in force until such communications facilities have been removed from all such poles and/or conduit systems.


                                  ARTICLE XVI

                          Authorization not Exclusive


---------------------------
*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.

Nothing herein contained shall be construed as a grant of any exclusive authorization, right or privilege to Licensee. Licensor shall have the right to grant, renew and extend rights and privileges to others not parties to this Agreement, by contract or otherwise, to use any pole or conduit system covered by this Agreement.


                                  ARTICLE XVII

                              Assignment of Rights

A. Licensee shall not assign or transfer this Agreement or any authorization granted hereunder, and this Agreement shall not inure to the benefit of Licensee's successors, without the prior written consent of Licensor.

B. In the event such consent or consents are granted by Licensor, then this Agreement shall extend to and bind the successors and assigns of the parties hereto.

                                  ARTICLE VIII

                               Failure to Enforce

Failure of Licensor to enforce or insist upon compliance-with any of the terms or conditions of this Agreement or to give notice or declare this Agreement or any authorization granted hereunder terminated shall not constitute a general waiver or relinquishment of any term or condition of this Agreement, but the same shall be and remain at all times in full force and effect.


                                  ARTICLE XIX

                            Termination of Agreement

A. Subject to provisions of Article XVII, hereof, should Licensee cease to provide its communications services in the area(s) covered by this Agreement, then all of Licensee's rights, privileges and authorizations under this Agreement, including all

     Permits issued hereunder, shall automatically terminate as of the date following the final day that such communications services are provided.

B. If Licensee shall fail to comply with any of the terms or conditions of this Agreement or default in any of its obligations under this Agreement and shall fail within thirty (30) days after the date of written notice from Licensor to correct such default or noncompliance, Licensor may at its option, forthwith terminate this Agreement and all authorizations granted hereunder, or the authorizations covering the poles or conduit system as to which such default or noncompliance shall have occurred.

C. Licensor shall have the right to forthwith terminate this entire Agreement, or any Permit issued hereunder, without prior notice to Licensee:

       1 If Licensee's communications facilities are used or maintained in violation of any law or in aid of any unlawful act or undertaking; or

       2. If Licensee defaults under Article V of this Agreement; or

       3. If Licensee attaches to any of Licensor's poles or occupies Licensor's conduit system without having first been issued a Permit therefore.

D. If the insurance carrier shall at any time notify Licensor that the policy or policies of insurance, required under Article XV hereof, will be canceled or changed so that the requirements of Article XV will no longer be satisfied, then this Agreement terminates upon the effective date of such cancellation or change.

E. In the event of termination of this Agreement or any of Licensee's rights, privileges or authorizations hereunder, Licensee shall remove its communications facilities from Licensor's poles and conduit system within six months from the date of termination; provided, however, that Licensee shall be liable for and pay all fees and charges pursuant to terms of this Agreement to Licensor until Licensee's communications facilities are actually removed from Licensor's poles and conduit system.

F. If Licensee does not remove its communications facilities from Licensor's poles and conduit system within the applicable time periods specified in this Agreement,

     Licensor shall have the right to remove them at the expense of Licensee and without any liability on the part of Licensor to Licensee therefore.

                                   ARTICLE XX

                               Term of Agreement

A. Unless sooner terminated as herein provided, this Agreement shall continue in effect for a term of one year(s) from the date hereof, and thereafter until either party hereto terminates this Agreement by giving the other party at least six months prior written notice thereof. Such six month's of termination may be given to take effect at the end of the original one year period or thereafter.

B. Termination of this Agreement or any Permits issued hereunder shall not affect Licensee's liabilities andobligations incurred hereunder prior to the effective date of such termination.

                                  ARTICLE XXI

                                    Notices

All written notices required under this Agreement shall be given by posting the same in certified first class mail, return receipt requested or overnight carrier, with all fees prepaid, to Licensee as follows:

          Glenn W. Milligan, President & CEO
          21st Century Cable TV, Inc.
          455 N. Cityfront Plaza Drive, #2950
          Chicago, IL  60611

and to Licensor as follows:


Ameritech - Illinois
ATTN: Structure Leasing Coordinator
54 Mill Street
Box 32

Pontiac, MI 48342

or to such address as the parties hereto may from time to time specify.

                                  ARTICLE XXII

                      Supersedure of Previous Agreement(s)

This Agreement supersedes all previous agreements, whether written or oral, between Licensee and Licensor for placement and maintenance of Licensee's communications facilities on Licensor's poles and in Licensor's conduit system within the geographical area covered by this Agreement; and there are no other provisions, terms, conditions to this Agreement except as expressed herein. All currently effective Permits heretofore granted to Licensee pursuant to such previous agreements shall be subject to the terms and conditions of this Agreement.


In Witness Whereof, the parties hereto have executed this Agreement in duplicate on the day and year first above written.


Witness (Attest)               Illinois Bell Telephone Company a.k.a.
                               Ameritech - Illinois

_________________________      By: ___________________________
Secretary
                               Title: ________________________


                               21st Century Cable TV, Inc.
                               ------------------------------------
                               Company Name

Witness (Attest)               By: ________________________


______________________         Title: ______________________
Secretary                             President & CEO

                                   APPENDIX I
                          Schedule of Fees and Charges

This Appendix I, effective as of _____________, is an integral part of the Structure License Agreement between AMERITECH (Licensor) and 21st Century Cable TV, Inc. dated _____________ and contains the fees and charges governing the use of Licensor's poles and conduit system by Licensee's communications facilities.

POLE ATTACHMENTS AND CONDUIT OCCUPANCY

A.   ATTACHMENT AND OCCUPANCY FEES

     1.  General

           a. Attachment and occupancy fees commence on the day the Permit is issued. Such fees cease as of the final day of the semi-annual billing period in which the removal of the communications facilities is completed by the Licensee or by the Licensor.

           b. Fees shall be payable semi-annually in advance on the first day of January and July, without proration.

           c. For the purpose of computing the total attachment and conduit occupancy fees due hereunder, the total fee shall be based upon the number of poles and duct feet of conduit for which Permits have been issued before the first day of June and the first day of December each year. The first advance payment of the semi-annual fee for Permits issued under this Agreement shall include a proration from the first day of the month following the date the Permit was issued to the first regular semi-annual payment date.

           d. Attachment or occupancy fees for initial issuance of a Permit for attachment or occupancy are due at the time of Permit issuance for the semi-annual billing period in which the Permit is issued. The attachment or occupancy fees for initial issuance of a Permit made in December or June shall also include prepayment for the subsequent semi-annual billing period.

                                                                      APPENDIX I
                                                    SCHEDULE OF FEES AND CHARGES

2.   Fees

     Pole Attachments                                          Yearly Annual Fee
     ----------------                                          -----------------


     (a)  Suspension strand, each, per pole =                     ***      ***

     (b) Drive hook, drops, power supplies or guy strand, per pole =

          (See note below)

Note: Fee applies only where such hardware is the sole attachment to a pole or bracket.

      Facility Transfer Fee                                       ***
      ---------------------

      The Facility transfer fee shall be calculated annually and shall be the product of ***% (the percentage of poles Ameritech replaces annually is ***%) of the total poles multiplied by $*** to which Licensee is attached as of December 31 of the previous year.

      Conduit Occupancy
      -----------------

      (a) Per foot of duct occupied by      *** (within Chicago City Limits)
          Licensee's communications        *** (outside Chicago City Limits)
          facilities

      (b) For the purpose of computing the
          total fee due hereunder, the length
          of duct considered occupied shall
          be measured from the center to

*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.

          center of manholes, or from the
          center of a manhole to the end of
          Licensor's duct occupied by
          Licensee's communications
          facilities.

                                                                      APPENDIX I
                                                    SCHEDULE OF FEES AND CHARGES

B.   Charges

    1. Computation

       All charges for field survey, make-ready work, inspections, removal of Licensee's facilities from Licensor's poles and conduit system and other work performed for Licensee shall be based upon the full cost and expense to Licensor of such work or for having such work performed by an authorized representative of the Licensor.

    2. Pole Replacements

       The charge for replacement of a pole required to accommodate Licensee's attachment, in accordance with Article VIII, a, 3, shall be based on Licensor's fully installed costs less salvage value, if any. In such cases, Licensee shall have the option, where possible and acceptable to any Joint User or owner to become the owner of the replacement pole in accordance with Article VIII, a, 8.

C.   Payment Date

     Failure to pay all fees and charges within 30 days after presentment of the bill therefore or on the specified payment date, whichever is later, shall constitute a default of this Agreement and shall result in the imposition of a late charge of 1 1/2% per month or part thereof, of the unpaid balance.

                         Illinois Bell Telephone Company a.k.a.
                         Ameritech - Illinois

                         By: ___________________________

                         Title: __________________________

                         By: ____________________________

                     Title: ___________________________
                              President & CEO
                                  Appendix II
                  Multiple Pole Attachment Permit Applications

This Appendix, effective as of ___________ is an integral part of the Structure License Agreement between AMERITECH Company (Licensor), and 21st Century Cable TV, Inc. (Licensee), dated __________________ and contains the procedure for processing multiple Pole Attachment Permit Applications governing the use of Licensor's poles.

                            PROCEDURE FOR PROCESSING

                 MULTIPLE POLE ATTACHMENT PERMIT APPLICATIONS


The following procedure shall be adhered to in processing Applications to attach to Licensor's poles by multiple Licensees.

A.   Definitions

     Simultaneous Permit Applications
     --------------------------------
     Properly completed Pole Permit Applications relative to the same pole which are received by the Licensor from multiple applicants on the same business day.

     Non-Simultaneous Permit Applications
     ------------------------------------
     Properly completed Pole Permit Applications relative to the same pole which are received by the Licensor from multiple applicants on different business days.

     Initial applicant
     -----------------
     The applicant filing the first properly completed Permit Applications (nonsimultaneous) for attachment to a specific pole.

     Additional applicant
     --------------------
     Each applicant filing a properly completed Permit Application (non-simultaneous) for attachment to a specific pole for which a prior Permit Application has been received by the Licensor.

     Make-Ready Work
     ---------------

     The work required (including field survey, rearrangement and/or transfer of existing facilities on a pole, replacement of a pole or any other changes) in connection with the accommodation of the Licensee's communications facilities on Licensor's pole.

     Option 1
     --------
     An arrangement whereby Licensor will process the Permit Application of initial applicant as if there is no other Permit Application on file for the same pole.

     Option 2
     --------
     An arrangement whereby Licensor will process Permit Applications of initial and additional applicant in accordance with the procedure applicable for simultaneous multiple Permit Applications.

B.   MULTIPLE PERMIT APPLICATIONS PROCESSING
     ---------------------------------------

Both simultaneous and non-simultaneous multiple Permit Applications for the same pole will be processed by the Licensor in accordance with the procedures set forth in the flow chart which comprises pages 4 to 6 inclusive, of this Appendix.

C.   OPTION ARRANGEMENTS
     -------------------

     1. Upon being offered Options 1 and 2, the initial applicant will be advised that he may make an immediate selection of the option desired or may delay selection until the required make-ready survey work has been completed and the estimate or make-ready charges are quoted by the Licensor. An initial applicant electing to delay its decision, shall indicate the option desired within 15 days after the Licensor has quoted the estimate of the make-ready charges that will apply, otherwise, the Licensor will deem the initial applicant to have selected Option 1.

     2. The Permit Application processing procedure to be adhered to in accordance with Option 2 will be subject to acceptance by all of the multiple applicants involved. The additional applicant(s) will have 15 days from the date of notification by the Licensor that the initial applicant has selected Option 2 to accept or reject the conditions applicable under Option

          2, otherwise, the Licensor will deem the additional applicant(s) to have rejected such conditions.

     3. All work in progress on the initial applicant's Permit Application involving multiple pole attachments will be suspended by the Licensor from the time that the initial applicant is offered Options 1 and 2 until the Licensor receives notification of the initial applicant option selection in accordance with C.l. above.

D.   MAKE-READY SURVEY REQUIREMENT

     1. Where required make-ready survey is to be completed on two bases, the multiple applicants shall be so advised before such survey is Commenced.

     2. The make-ready survey required to develop the estimated charges applicable for Options 1 and 2 will include a determination of the work requirements necessary to:

          a.  issue Permits simultaneously to the multiple applicants and,

          b. issue a Permit to the initial applicant before commencing the required make-ready work necessary to accommodate the additional applicant(s).

     3. Licensor will consider any Permit Application involving simultaneous multiple attachments as canceled upon the failure of an applicant to notify the Licensor in writing of his acceptance of the estimate of make-ready charges and accompany such acceptance with the advance payment within 30 days of receipt of such estimate from the Licensor.

     4. Licensor or Licensor's authorized representative will perform the make-ready survey in all situations involving simultaneous Permit Applications.

     5. Where an initial applicant has been authorized by Licensor to perform its own make-ready survey, and properly completed pole Applications are received from an additional applicant(s), establishing a non-simultaneous Permit Application situation, the conditions of Option 1 will automatically apply and the option arrangements, detailed in Section C of this Appendix, will not be applicable.

 E.   MAKE-READY WORK SCHEDULE

      Any simultaneous multiple applicant who does not agree with the alternative arrangement that provides for the Licensor to complete ALL make-ready work before simultaneously granting Permits to all multiple applicants will be deemed by the Licensor to have canceled his Application.

 F.   CHANGES IN APPENDIX

      This Appendix may be changed in whole or in part at any time during the term of this Agreement at the sole option of the Licensor upon the giving of not less than 30 days written notice thereof of the Licensee(s) and to substitute in place thereof such other provisions as the Licensor may deem necessary as relative to multiple attachments to poles of the Licensor.

                            PROCEDURE FOR PROCESSING
                  MULTIPLE POLE ATTACHMENT PERMIT APPLICATIONS

WHERE NO MAKE-READY
SURVEY EXPENSE HAS
BEEN INCURRED BY
LICENSOR



                             Make-Ready Survey         Make-Ready Survey     Make-Ready Work         Make-Ready Cost
                               Requirement             Cost Allocation       Schedule                Cost Allocation

                            To be done on two bases to                       Multiple applicants
                            determine accommodation                          must develop mutually
                            requirements for:                                agreeable
                            1.  attachment by           Total cost to be                                 Total cost shared
A Simultaneous                  single licensee         shared equally      1. order of pole             equally by multiple
  Applications              2.  attachment by           by multiple            availability              applicants
                                multiple                applicants.            and                          - If only one
                                licensees                                   2. overall completion             applicant agrees to
                            (a) simultaneously                                 schedule                       estimated shared
                            (b) non-                                             - where multiple             portion of total
                                simultaneously                                     applicants                 cost that applicant
                                                                                   within 15 days from        will be quoted the
                                                                                   receipt of estimate        cost applicable to
                                                                                   from Licensor,             accommodate a
                                                                                   Licensor, will             single licensee.
                                                                                   offer as an                (see 1, under
                                                                                   alternative, to            Make-Ready
                                                                                   complete all make-ready    Survey
                                                                                   work involved before       Requirement)
                                                                                   simultaneously granting
                                                                                   permits to multiple
                                                                                   applicants.







B. Non-Simultaneous
     Applications

     Options Available                                                                  Initial Applicant       Initial Applicant
     to Initial Applicant                                                          Licensor will treat as       Is charged the cost
                                                                                   non-multiple applicant.      attributable to the
     Option 1                                                                      - any change of              work involved to
                                                                                     priority of pole          accommodate
(Licensor will process                                                               availability or overall   attachment by one
as if no multiple permit        To be done on two bases to                           completion schedule       licensee.
 applications exist)            determine accommodation                              that is desired after
                                requirements for:                                    either has been initially
                                1. attachment by single                              agreed upon with the
                                   licensee                                          Licensor is subject to
                                2. attachment by                                     Licensor's ability to
                                   multiple licensees        Total cost to be        accommodate in its
                               (a) simultaneously            shared equally by       established work          Additional Applicant
                               (b) non-simultaneously        multiple applicants     schedule.                 Is charged the cost
                                                                                                               attributable to the
                                                                                                               work involved to
                                                                                     Additional Applicant      accommodate
                                                                                     Required make-ready       attachment by an
                                                                                     work will not be          additional licensee
                                                                                     performed until           on a pole attached
                                                                                     permits have been         by initial licensee.
                                                                                     granted to initial
                                                                                     applicant unless the
                                                                                     performance of such
                                                                                     work will not delay
                                                                                     the completion of
                                                                                     make-ready work required
                                                                                     to accommodate the
                                                                                     initial applicant.


                            PROCEDURE FOR PROCESSING
                  MULTIPLE POLE ATTACHMENT PERMIT APPLICATIONS

WHERE PARTIAL MAKE-READY
SURVEY EXPENSE HAS
BEEN INCURRED BY
LICENSOR



                                        Make-Ready Survey          Make-Ready Survey         Make-Ready Work   Make-Ready Cost
                                           Requirement             Cost Allocation             Schedule       Cost Allocation


Options Available to
Initial Applicant


Option 1                        Balance of required survey to be     Initial Applicant
                                completed on two bases to
(Licensor will process as if    determine accommodate                Will be charged the cost
 no multiple permit             requirements for:                    incurred for that portion
 applications exist)                                                 of the survey which has
                                1. attachment by single              already been completed.         SAME AS 1 B.      SAME AS 1 B.
                                   licensee
                                                                     Additional Applicant
                                2. attachment by multiple
                                   licensees                         Will be charged the cost
                               (a) simultaneously                    incurred to resurvey the
                               (b) non-simultaneously                completed portion of the
                                                                     survey to determine the
                                Portion of survey already            requirements to accommodate
                                completed for initial application    attachment by multiple
                                will be resurveyed to determine      licensees.
                                the requirements to accommodate
                                an additional licensee.              Total cost of the balance
                                                                     of the required survey will
                                                                     be shared equally by the
                                                                     multiple applicants.


                            PROCEDURE FOR PROCESSING
                  MULTIPLE POLE ATTACHMENT PERMIT APPLICATIONS

WHERE PARTIAL MAKE-READY
SURVEY EXPENSE HAS
BEEN INCURRED BY
LICENSOR

                                           Make-Ready Survey   Make-Ready Survey   Make-Ready Work   Make-Ready Cost
                                              Requirement       Cost Allocation       Schedule       Cost Allocation

Option 2
(Licensor will process as simultaneous
 permit applications)

                                                                                    SAME AS 1 A.      SAME AS 1 A.

                            PROCEDURE FOR PROCESSING
                  MULTIPLE POLE ATTACHMENT PERMIT APPLICATIONS

WHERE MAKE-READY
SURVEY IS COMPLETE
BUT MAKE-READY WORK
HAS NOT COMMENCED



                                        Make-Ready Survey          Make-Ready Survey              Make-Ready Work   Make-Ready Cost
                                           Requirement             Cost Allocation                   Schedule       Cost Allocation

Options Available to Initial
 Applicant

Option 1
                                                                    Will be charged the cost of
(Licensor will process as if    Resurvey required to determine      the survey which has already     SAME AS 1. B.     SAME AS 1. B.
 no multiple permit             accommodate requirements for        been completed.
 applications exist)            attachment by multiple licensees.
                                                                    Additional Applicant
                                1. simultaneously
                                                                    Will be charged the cost to
                                2. non-simultaneously               resurvey to determine the
                                                                    requirements for
                                                                    accommodations multiple
                                                                    licensees.

Option 2
(Licensor will process as
 simultaneous permit                                                                                 SAME AS 1. A.     SAME AS 1. A.
 applications)


                       ADMINISTRATIVE FORMS AND NOTICES


This Appendix, effective as of ______________, is an integral part of the Structure License Agreement between AMERITECH Company (Licensor) and 21st Century Cable TV, Inc. (Licensee), dated ______________ and contains the administrative forms governing the use of Licensor's poles and conduit system by Licensee's communications facilities.

                         INDEX OF ADMINISTRATIVE FORMS


Authorization for Field Survey/Make-Ready Work                    A-1

Application and Duct Occupancy Permit                             C-1

Application for Conduit Route Planning Services                   C-lA

Cost Request/Duct Permit Application Data Sheet                   C-2

Notification of Surrender or Modification of Duct Occupancy
Permit by Licensee                                                C-3

Application and Pole Attachment Permit                            P-1

Pole Data Sheet                                                   P-2

Notification of Surrender or Modification of Pole Attachment
Permit by Licensee                                                P-3

                                                                    Appendix III
                                                                        Form A-1

                 AUTHORIZATION FOR FIELD SURVEY/MAKE READY WORK

(LICENSEE)

          The necessary work associated with your Application and Conduit
                                                  -----------------------
Occupancy Permit. Application and Pole Attachment Permit or Application for
----------------  --------------------------------------    ---------------
Conduit Alternate Route Selection Services. number ____________ in the
------------------------------------------
municipality of for the placement of communication facilities in Ameritech owned conduit or on Ameritech owned poles has been completed. The results of the record check as well as any necessary Field Survey and Make Ready work and associated estimated charges are indicated on the attached Cost Request/Conduit
                                                           --------------------
Permit Application Data Sheet or Cost Request/Pole Permit Application Data Sheet
-----------------------------    -----------------------------------------------
and map(s).

Following is a summary of the estimated charges which will apply.
                              ---------


                          Field Survey            Make Ready
                          Hours        Cost       Hours        Cost
                          -----------  ----       ------------ ----
          Engineering
          Construction
          Material
          Contractor
          Total

All charges for Field Survey and/or Make Ready work associated with your application shall be based on the actual full cost and expense. including overhead. to the Licensor for performing such work. If the actual Charges exceed the amount of your deposit, a bill for the difference will be issued, unless prior alternate billing methods have been negotiated.

Licensor must Inform Licensee of the desired method to proceed below within 30 days of this notification

AMERITECH - IL IN MI OH WI (circle one)

By: ___________________________     ______________________________

(Signed)                            (Telephone number)

(Title)                             (Date)

   Based on information provided to me on these forms. please proceed as indicated:

   Licensee requests the Licensor to complete the indicated Field Survey work required.

   Licensee requests the Licensor to complete the indicated Make Ready work required.

   Licensee requests the Licensor to complete both the indicated Field Survey and Make Ready work concurrently.

   Licensee requests the Licensor to perform additional Route Record Checks as indicated an the attached revised stick maps or drawings and Cost
                                                             ----
Request/Conduit Permit Application Data Sheet (form C2).  Included is an
-------------------------------------------------------
additional deposit of *** per *** feet increment unless other prior alternate negotiated billing methods have been arranged. Also included are any other application or processing fees as outlined in Appendix I of the General Agreement

   Licensee requests the Licensor to perform Planning Record Check Services as indicated on the attached revised stick maps or drawings and Cost
                                                             ----
Request/Conduit Permit Application Data Sheet (form C2).  Included is an
-------------------------------------------------------
additional deposit of *** per *** feet increment or fraction thereof unless other prior alternate negotiated billing methods have been arranged. Also included are any other application or processing fees as outlined in Appendix I of the General Agreement.

   Licensee requests no additional work be done at this time and understands that the information and estimated charges provided remains in effect for only 30 days.

The required Field Survey and/or Make Ready work to be incurred by the Licensor associated with my Application And Conduit Occupancy Permit or Application And
                   ----------------------------------------    ---------------
Pole Attachment Permit, number ___________ is authorized for the charges as
----------------------
summarized above. If the actual charges exceed the estimated amount. payment to the Licensor will be made in accordance with the terms described above.

LICENSEE.
By: __________________________               _______________________
           (Signed)                          (Telephone number)

______________________________               _______________________
(Title)                                      (Date)

Top portion to be completed by Licensor. Bottom portion to be completed by Licensee.


---------------------
*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.

                                                                    APPENDIX III
                                                                        FORM C-1

                    Application and Conduit Occupancy Permit

 To Ameritech - IL IN Ml OH WI (Circle one)        Customer application


(Street address)


(City, State & Zip)

In accordance with the terms and conditions of the Structure License Agreement between us dated ___________19__, application is hereby made for a Permit to occupy feet of conduit for communications facilities as indicated on the attached stick map and conduit data sheet in the municipality of __________ Licensee has indicated on the attached data sheet the number and type of communication cables, outside diameters and any locations where it wishes to enter and exit manholes and/or place splices or fiber maintenance loops in Licensor's manholes.

Enclosed is a deposit of *** per *** increment or fraction thereof in the total sum of $_________for Ameritech to provide a stick map and data sheet detailing the locations of manholes, center to center measurements and conduit availability associated with this application based on a record check (no field visit), unless Alternate Route Selection Services apply or other alternative billing methods have been negotiated, plus any other application or processing fees as outlined in Appendix of the Structure License Agreement. Licensee also understands that there is a *** Structure License Agreement processing fee if an initial issuance or a modification of a Structure License Agreement is required prior to the execution of this conduit occupancy Permit by the Licensor.

                                             By:
(Name of Licensee)                          (Signed)

(Billing address)                           (Printed)

(City, State & Zip code)                    (Title)

(Telephone Number)                          (Date)

----------------------
*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.

Make Ready work has been completed. Conduit occupancy Permit Number is hereby granted to place communication facilities described in this application.

Ameritech - IL IN Ml OH WI        Inventory of conduit occupied per this Permit
(Circle one)                      by Licensee:

By:.                              Conduit occupied this Permit
(Signed)

(Title)                           Previous count per last executed Permit
                                  Number

(Telephone number)                Total conduit footage occupied


(Date)


Top portion to be filled in by Licensee. Bottom to be ruled in by Licensor.

                                                                    APPENDIX III
                                                                       FORM C-1A

        APPLICATION FOR CONDUIT ALTERNATE ROUTE SELECTION SERVICES

To Ameritech - IL IN Ml OH WI (circle one)  Customer Application

#_______________

(Street Address)

(City, State & Zip)

Application is hereby made for Conduit Alternate Route Selection Services of approximately _______________ feet of conduit for communications facilities as indicated on the attached map and data sheet specifying the desired start and termination points. The Licensee has indicated on the attached map and data sheet the number and type of communication cables, outside diameters and any locations where it desires to enter or exit the conduit system.

Enclosed is a deposit of *** per *** feet increment of conduit or fraction
thereof in the sum of $                    for the Licensor to provide Conduit
                      -
Alternate Route Selection Services to check the Licensor's records (No field survey ) to identify a primary route and up to two alternative routes (if available). The Licensor will provide a stick map and data sheet by municipality indicating manhole locations, center to center measurements, duct availability, manhole entrance or exit availability and manhole congestion associated with this application. Where conduit is not available, the Licensee may suggest buried or aerial facility alternatives. The Licensee will not be under any obligation to construct conduit facilities if none are available.

                                                By:
(Name of Licensee)                              (Signed)

(Billing Address)                               (Printed)


(City, State & Zip Code)                        (Title)


(Telephone Number)                              (Date)


------------------
*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.

Attached are stick maps by municipality or governing entity prepared by the Licensor suggesting a conduit route based on the information originally provided by the Licensee. Also attached are Cost Request/Conduit Permit Application Data Sheets (Form C2) indicating availability within the route and cost estimates for the necessary Field Survey and Make Ready work required based on the Licenser's record check. Indicated below is how the Licensee desires the Licensor to proceed:

( ) Licensee has attached an Application and Conduit Occupancy Permit by municipality or governing entity for the route selected and the corresponding stick map. Licensee has also attached an executed Authorization For Field Survey/Make Ready Work form.

( ) Licensee requests the Licensor to perform additional Conduit Alternate Route Selection Services as indicated on the attached new maps and Cost
Request/Conduit Permit Application data Sheets (Form C2). Enclosed is an additional deposit of *** per *** feet increment or fraction thereof.

( ) Licensee requests no additional work be done at this time and understands that the information and estimated charges provided remain in effect for only 30 days.

LICENSEE:

By:                                 Date:

---------------------
*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.

               COST REQUEST/CONDUIT PERMIT APPLICATION DATA SHEET

                                    [CHART]

               COST REQUEST/CONDUIT PERMIT APPLICATION DATA SHEET

                                    [CHART]

               COST REQUEST/CONDUIT PERMIT APPLICATION DATA SHEET

                                    [CHART]

       EXPLANATION OF COST REQUEST/CONDUIT PERMIT APPLICATION DATA SHEET
                                   (FORM C2)

(ONE DATA SHEET REQUIRED PER MUNICIPALITY)

IN ITEM                 ENTITLED...                              INFORMATION PROVIDED BY


Al                     CUSTOMER NAME AND ADDRESS                 Third Party

A2                     CUSTOMER APPLICATION NUMBER               Third Party or Ameritech
                                                                 Structure Leasing Coordinator
                                                                 (ASLC)

A3                     MUNICIPALITY                              Third Party

A4                     NUMBER OF CABLES AND TYPE                 Third Party

A5                     OUTSIDE DIAMETER OF CABLE                 Third Party

A6                     SHEET 1 OF                                Third Party or IIP

A7                     INITIATIVE CODE                           Third Party or ASLC, if required

Bl                     REQUEST TRACKING NUMBER                   Third Party or lip

B2                     A/W UNDERTAKING NUMBER                    IIP or Design Engineering

B3                     PLANNING ENGINEER                         IIP

B4                     TELEPHONE NUMBER                          IIP

B5                     RESPONSIBILITY CODE                       IIP

B6                     DESIGN ENGINEER                           IIP, if known, or Design
                                                                 Engineering

B7                     TELEPHONE NUMBER                          IIP, if known, or Design
                                                                 Engineering


B8.                   RESPONSIBILITY CODE                        IIP, if known, or Design
                                                                 Engineering

B9                    CONSTRUCTION FOREMAN                       IIP or Design Engineering, if
                                                                 known, or Construction

B10                   TELEPHONE NUMBER                           IIP or Design Engineering, if
                                                                 known, or Construction

B11                   RESPONSIBILITY CODE                        IIP or Design Engineering, if
                                                                 known, or Construction

B12                   MARKETING REPRESENTATIVE                   IIP or Design Engineering, if
                                                                 known, or ASLC

B13                   TELEPHONE NUMBER                           IIP or Design Engineering, if
                                                                 known, or ASLC

C1                    FIELD SURVEY ENGINEERING                   IIP. Verification and update, if
                      HOURS                                      necessary, by Design Engineering

C2                    FIELD SURVEY ENGINEERING COST              IIP. Verification and update, if
                                                                 necessary by Design
                                                                 Engineering. Rates provided by
                                                                 ASLC

C3                    FIELD SURVEY CONSTRUCTION                  IIP. Verification and update, if
                      HOURS                                      necessary, by Design Engineering
                                                                 or Construction

C4                    FIELD SURVEY CONSTRUCTION                  IIP. Verification and update, if
                      COST                                       necessary by Design
                                                                 Engineering. Rates provided by
                                                                 ASLC.

C5                    TOTAL ESTIMATED FIELD SURVEY               IIP by adding items C2 and
                      COST                                       C4 and entering. Verification
                                                                 and update, if necessary, by



                                                                 Design Engineering

C6                    ESTIMATED START DATE                       IIP. Verification and update, if
                                                                 necessary, by Design
                                                                 Engineering or Construction

C7                    ESTIMATED COMPLETION DATE                  IIP. Verification and update, if
                                                                 necessary, by Design
                                                                 Engineering or Construction

C8                    MAKE - READY ENGINEERING                   IIP. Verification and update, if
                      HOURS                                      necessary, by Design
                                                                 Engineering

C9                    MAKE - READY ENGINEERING                   IIP. Verification and update if
                      COST                                       necessary, by Design
                                                                 Engineering.Rates.provided by
                                                                 ASLC.

C10                   MAKE - READY CONSTRUCTION                  IIP. Verification and update, if
                      HOURS                                      necessary, by Design Engineering
                                                                 or Construction

C11                   MAKE - READY CONSTRUCTION                  IIP. Verification and update, if
                      COST                                       necessary, by Design
                                                                 Engineering. Rates provided by
                                                                 ASLC.

C12                   MAKE - READY MATERIAL COST                 IIP. Verification and update, if
                                                                 necessary, by Design Engineering

C13                   CONTRACTOR COSTS                           IIP. Verification and update, if
                                                                 necessary, by Design
                                                                 Engineering or Construction

C14                   TOTAL ESTIMATED MAKE - READY               IIP by adding items C9, C11,
                      COST                                       Cl 2 and C13 and entering.
                                                                 Verification and update, if




                                                                 necessary, by Design
                                                                 Engineering

C15                    ESTIMATED START DATE                      IIP. Verification and update, if
                                                                 necessary, by Design
                                                                 Engineering or Construction

C16                    ESTIMATED COMPLETION DATE                 IIP. Verification and update, if
                                                                 necessary, by Design
                                                                 Engineering or Construction

D 1                    LICENSE NUMBER                            ASLC

D2                     TOTAL DUCT FEET AVAILABLE                 IIP. Verification and update, if
                       TO LEASE THIS PERMIT                      necessary, by Design Engineering

NOTE: Subtract any unavailable section conduit footage from  column D4 before filling in item D2.

D3                     SECTION BEGINNING                         IIP. Verification and update, if
                       MH/POLE/BLDG                              necessary, by Design
                                                                 Engineering

D4                     C.C. MEASUREMENT                          IIP. Verification and update, if
                                                                 necessary, by Design
                                                                 Engineering. This is the wall to
                                                                 wall measurement on records
                                                                 plus 1/2 beginning manhole
                                                                 length on records and 1/2
                                                                 ending manhole length on
                                                                 records

D5                     SECTION ENDING                            IIP. Verification and update, if
                       MH/POLE/BLDG #                            necessary, by Design
                                                                 Engineering

D6                     AVAILABLE DUCT                            IIP. Yes or NO answer.
                                                                 Verification and update, if
                                                                 necessary, by Design


                                                       Engineering or Construction

D7                     AVAILABLE INNERDUCT             IIP. Yes or No answer. If No,
                                                       provide estimated material and
                                                       cost of placing maximum
                                                       interducts in D13 and D14.
                                                       Verification and update, if
                                                       necessary, by Design
                                                       Engineering or Construction

D8                     FIELD SURVEY REQUIRED           IIP. Yes or No answer.
                                                       Verification and update, if
                                                       necessary, by Design
                                                       Engineering

D9                     KNOCKOUT                        IIP. Yes or No answer if
                                                       entrance or exit from MH is
                                                       requested by Third Party.
                                                       Verification and update, if
                                                       necessary, by Design
                                                       Engineering or Construction

D10                    LATERAL DUCT                    IIP. Yes or No answer if
                                                       entrance or exit from MH is
                                                       requested by Third Party.
                                                       Verification and update, if
                                                       necessary, by Design

D11                    CONGESTED MH                    IIP. Yes or No answer if splices
                                                       or maintenance loops in MH
                                                       are requested by Third Party.
                                                       Verification and update, if
                                                       necessary, by Design
                                                       Engineering or Construction

D12                    TERMINATION SPACE               IIP. Yes or No answer if
                                                       entrance or exit from MH is
                                                       requested by Third Party and


                                                       no knockouts or laterals are
                                                       available. Verification
                                                       and update, if necessary, by
                                                       Design Engineering or
                                                       Construction


D13                  FIELD SURVEY WORK REQUIRED,       IIP or Design Engineering.
                     MAKE READY WORK REQUIRED,         Provide detailed explanations
                     AND MATERIAL REQUIRED             of any specific work or
                                                       materials required
                                                       found during Record Check or
                                                       Field Survey for each NO*
                                                       answer in D6-DI2. Also, provide
                                                       any additional information
                                                       needed at Field Survey or Make
                                                       Ready.

D14                  ESTIMATED COST                    IIP. Estimated cost to provide
                                                       labor or material for item D13,
                                                       if required. Verification and
                                                       update, if  necessary, by
                                                       Design Engineering

D15                  CONSTRUCTION COMMENTS             Construction. Provide
                                                       comments as the result of
                                                       Field Survey or Make
                                                       Ready work. Examples include:
                                                       Size of available
                                                       conduit/innerduct,
                                                       blockages, duct assignments,
                                                       location in MH for terminations

                                                                    Appendix III
                                                                        Form C-3

    NOTIFICATION OF SURRENDER OR MODIFICATION OF CONDUIT OCCUPANCY PERMIT BY
                                    LICENSEE

To Ameritech - IL IN Ml OH WI (Circle one)


(Street Address)

(City, State & Zip Code)

In accordance with the terms and conditions of the Structure License Agreement between us dated __________ 19 __, notice is hereby given that the Permit covering occupancy of the following conduit in the municipality or governing entity of is surrendered or modified as indicated.

Permit Number                          Dated ____________,19___


Conduit Location      Facilities         Date Facilities Removed
----------------      ----------         -----------------------


                                                 By
(Name of Licensee)                               (Signed)

(Billing Address)                                (Printed)

(City, State & Zip Code)                         (Title)

(Telephone Number)                               (Date)


To be completed by Licensor
Date Notice Received _        ____Total Duct Feet Discontinued
By ____________________           New Total Duct Feet Occupied

                                      -54-